EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

Dated as of September 20, 2006

by and among

BPC ACQUISITION CORP.

and

GOLDMAN, SACHS & CO.

GSMP 2006 ONSHORE US, LTD.

GSMP 2006 OFFSHORE US, LTD.

GSMP 2006 INSTITUTIONAL US, LTD.
ffny03\syselja\660743.6

[EXECUTION VERSION]

Table of Contents

1.	Definitions	1
2.	Exchange Offer	4
3.	Shelf Registration Statement	6
4.	Additional Interest	7
5.	Registration Procedures	8
6.	Indemnification	14
7.	Rule 144A	17
8.	Underwritten Registrations of Registrable Notes	17
9.	Miscellaneous	17

EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

BPC Acquisition Corp., a Delaware corporation (the “Company” which term, following the Acquisition shall mean and refer to BPC Holding Corporation, a Delaware corporation, as the surviving corporation in the merger pursuant to which the Acquisition is effectuated), is issuing and selling to Goldman, Sachs & Co., a New York partnership (the “Initial Purchaser”) for resale to GS Mezzanine Partners 2006 Onshore US, Ltd., an exempted Cayman Islands limited liability company (“GSMP Onshore”), GSMP 2006 Offshore US, Ltd., an exempted Cayman Islands limited liability company (“GSMP Offshore”), GSMP 2006 Institutional US, Ltd., an exempted Cayman Islands limited liability company (“GSMP Institutional” and together with GSMP Onshore, GSMP Offshore and the Initial Purchaser, the “Purchasers”), $425 million original aggregate principal amount of 11% senior subordinated notes of the Company due 2016 (the “Notes” which term shall include any notes issued in exchange, substitution, or replacement therefor) issued on the date hereof pursuant to the Note Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), among the Company, the Purchasers and certain of their affiliates. As an inducement to the Purchasers to enter into the Purchase Agreement, the Company agrees with the Purchasers, for the benefit of the Holders (as defined below) of the Notes (including, without limitation, the Purchasers), as follows:

1.	Definitions

Capitalized terms that are used herein without definition and are defined in the Purchase Agreement shall have the respective meanings ascribed to them in the Purchase Agreement. As used herein the following terms shall have the meanings specified herein (it being understood that defined terms shall include in the singular number, the plural, and in the plural, the singular):

Additional Interest: See Section 4(a).

Agreement: This Exchange and Registration Rights Agreement, dated as of the Closing Date, among the Company and the Purchasers.

Applicable Period: See Section 2(e).

Blackout Period: See Section 5.

Business Day: A day that is not a Saturday, a Sunday or a day on which banking institutions in New York are authorized or required by law, regulation or executive order to be closed.

Closing Date: September 20, 2006.

Company: See the introductory paragraph to this Agreement.

Day: Unless otherwise expressly provided, a calendar day.

Demand Date: See Section 2(a).

Demand Registration Request: See Section 2(a).

Effectiveness Date: The day that is six months after any Demand Date.

Effectiveness Period: See Section 3(a).

Event Date: See Section 4(b).

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Exchange Notes: 11% Senior Subordinated Notes Due 2016 of the Company, identical in all material respects to the Notes except for restrictive legends and additional interest provisions.

Exchange Offer: See Section 2(a).

Exchange Offer Period: See Section 2(a).

Exchange Offer Registration Statement: See Section 2(a).

Filing Date: The 90th day after the Demand Date; provided, that if the Filing Date would otherwise fall on a day that is not a Business Day, then the Filing Date shall be the next succeeding Business Day.

GSMP Institutional: See the introductory paragraph to this Agreement.

GSMP Offshore: See the introductory paragraph to this Agreement.

GSMP Onshore: See the introductory paragraph to this Agreement.

Holder: Any registered holder of Registrable Notes.

Indemnified Party: See Section 6(c).

Indemnifying Party: See Section 6(c).

Indenture: The Indenture, dated as of the Closing Date, between the Company and the Trustee, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

Initial Purchaser: See the introductory paragraph to this Agreement.

Inspectors: See Section 5(n).

Losses: See Section 6(a).

Maximum Contribution Amount: See Section 6(d).

NASD: National Association of Securities Dealers, Inc.

Notes: See the introductory paragraph to this Agreement.

Participant: See Section 6(a).

Participating Broker-Dealer: See Section 2(e).

Person: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm, government agency or political subdivision thereof, or other legal entity.

Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Notes covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

Purchase Agreement: See the introductory paragraph to this Agreement.

Purchasers: See the introductory paragraph to this Agreement.

Records: See Section 5(n).

Registrable Notes: (i) Notes and (ii) Exchange Notes received in the Exchange Offer as to which Section 2(h)(ii) is applicable until, in each case, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Notes as to which Section 2(h)(ii) hereto is applicable, the Exchange Offer Registration Statement) covering such Note or Exchange Note has been declared effective by the SEC, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note or Exchange Notes that may be resold without restriction under state and federal securities laws, (iii) such Note, or Exchange Note, as the case may be, ceases to be outstanding or (iv) such Note or Exchange Note, as the case may be, has been or may be resold without restriction pursuant to Rule 144(k) (as amended or replaced) under the Securities Act.

Registration Statement: Any registration statement of the Company filed with the SEC under the Securities Act (including, but not limited to, the Exchange Offer Registration Statement and the Shelf Registration Statement) that covers any of the Registrable Notes, pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

Rule 430A: Rule 430A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

SEC: The Securities and Exchange Commission.

Securities: The Notes and the Exchange Notes.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

Shelf Notice: See Section 2(h).

Shelf Registration Statement: See Section 3(a).

TIA: The Trust Indenture Act of 1939, as amended.

Trustee: The trustee under the Indenture.

WKSI: See Section 5.

2.	Exchange Offer

(a) Unless the Exchange Offer would violate applicable law or a policy of the SEC or its staff, the Company shall upon the written demand of holders (a “Demand Registration Request”) of a majority in principal amount of the Registrable Notes given, on not more than one occasion at any time commencing three months after the first to occur of the effectiveness of any registered public offering for cash of common stock of the Company or any parent holding company of the Company or of debt securities of the Company or any of its subsidiaries or any such holding company (each such date, a “Demand Date”) (i) prepare and file with the SEC no later than the Filing Date, a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act with respect to an offer (an “Exchange Offer”) to the Holders of Notes to issue and deliver to such Holders, in exchange for the Notes, a like principal amount of Exchange Notes, (ii) use commercially reasonable efforts to cause the Exchange Offer Registration Statement to become effective no later than the Effectiveness Date, (iii) use commercially reasonable efforts to keep the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to Holders, and (iv) use commercially reasonable efforts to consummate the Exchange Offer and issue, on or prior to 30 Business Days after the Effectiveness Date (such period, the “Exchange Offer Period”), Exchange Notes in exchange for all Notes validly tendered and not withdrawn prior thereto in the Exchange Offer. An Exchange Offer shall not be subject to any conditions, other than that (1) an Exchange Offer does not violate applicable law or policy of the SEC or its staff; (2) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency that might materially impair the ability of the Company to proceed with an Exchange Offer, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Company; and (3) all governmental approvals shall have been obtained, which approvals the Company deems necessary for the consummation of an Exchange Offer.

(b) The Exchange Notes shall be issued under, and entitled to the benefits of, the Indenture.

(c) Interest on each of the Exchange Notes will be payable from the later of (x) the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor, or (y) if the Notes are surrendered for exchange on a date within a period on or after the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date.

(d) The Company may require each Holder as a condition to participation in the Exchange Offer to represent (i) that any Exchange

Notes received by it will be acquired in the ordinary course of its business, (ii) that at the time of the commencement and consummation of the Exchange Offer such Holder has not entered into any arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act, (iii) that such Holder is not an affiliate of the Company within the meaning of the Securities Act, or, if it is an affiliate of the Company, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable to it, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes and (v) if such Holder is a Participating Broker-Dealer, that such Holder will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, and that it will deliver a Prospectus in connection with any resale of the Exchange Notes and otherwise comply with the applicable provisions of the Securities Act with respect to such resale.

(e) The Company shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution” which shall contain all information that the SEC may require with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer for its own account in exchange for Notes that were acquired by it as a result of market-making or other trading activity (a “Participating Broker-Dealer”). Such “Plan of Distribution” section shall allow, to the extent permitted by applicable policies and regulations of the SEC, or other applicable law, the use of the Prospectus by all Participating Broker-Dealers, and include a statement describing the manner in which Participating Broker-Dealers may resell the Exchange Notes. The Company shall use commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Participating Broker-Dealers subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with the resale by such Participating Broker-Dealers of the Exchange Notes; provided, however, that such period shall not be required to exceed 90 days (unless such period is extended pursuant to the third to last paragraph of Section 5 below) (the “Applicable Period”).

(f)	In connection with the Exchange Offer, the Company shall:

(i)
mail or cause to be mailed to each Holder of record a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(ii)	utilize the services of a depository for the Exchange Offer with an address in the Borough of Manhattan, the City of New York, which may be the Trustee or an affiliate thereof;

(iii)	permit Holders to withdraw tendered Registrable Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer shall remain open; and

(iv)	otherwise comply in all material respects with all applicable laws.

(g)	As soon as practicable after the close of the Exchange Offer the Company shall:

(i)	accept for exchange all Registrable Notes validly tendered pursuant to the Exchange Offer and not validly withdrawn;

(ii)	deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

(iii)
cause the Trustee promptly to authenticate and deliver to each Holder, Exchange Notes equal in principal amount to the Notes of such Holder so accepted for exchange; provided that, in the case of any Notes held in global form by a depository, authentication and delivery to such depositary of one or more replacement Notes in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

(h) If, (i) applicable interpretations of the staff of the SEC or other legal requirements would not permit the consummation of the Exchange Offer as contemplated by this Section 2 or (ii) in the case of any Holder that participates in the Exchange Offer, but does not receive Exchange Notes that it may resell to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales (other than due solely to the status of such Holder as an affiliate of the Company within the meaning of the Securities Act), then, in each case, the Company shall promptly deliver to the Holders and the Trustee, if any, written notice thereof (the “Shelf Notice”) and shall on one and only one occasion file a Shelf Registration Statement pursuant to Section 3.

3.	Shelf Registration Statement

If a Shelf Notice is properly delivered pursuant to Section 2(h), then:

(a) Shelf Registration Statement. The Company shall file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Notes (the “Shelf Registration Statement”). The Company shall use commercially reasonable efforts to file with the SEC the Shelf Registration Statement within 90 days of the delivery of the Shelf Notice and shall use commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as promptly as practicable thereafter. The Shelf Registration Statement shall be on Form S-1 or another appropriate form permitting registration of such Registrable Notes for resale by Holders in the manner or manners reasonably designated by them. The Company shall not permit any securities other than the Registrable Notes to be included in any Shelf Registration Statement. No Holder of Registrable Notes shall be entitled to include any of its Registrable Notes in any Shelf Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company and the Trustee in writing, within 20 days after receipt of a written request therefor, such information as the Company, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, may reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. The Company shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until the date which is two years from the Closing Date (the “Effectiveness Period”), or such shorter period ending when (i) all Registrable Notes covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement; provided, however, that the Company may suspend the effectiveness of the Shelf Registration Statement by written notice to any Holders solely (A) as a result of the filing of a post-effective amendment to the Shelf

Registration Statement to incorporate audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (B) to the extent and for so long as permitted by the third to last paragraph of Section 5.

(b) Supplements and Amendments. The Company shall promptly supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested in writing by the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Shelf Registration Statement with respect to the information included therein regarding one or more of such Holders.

4.	Additional Interest

(a) The Company acknowledges and agrees that the Holders of Registrable Notes will suffer damages if the Company fails to fulfill its material obligations under Section 2 and/or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees to pay additional interest on the Notes (“Additional Interest”) under the circumstances and to the extent set forth below (each of which shall be given independent effect):

(i) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed on or prior to the Filing Date or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration and if such Shelf Registration is not filed on or prior to the date required by this Agreement, Additional Interest shall accrue on the principal amount of the Notes over and above any stated interest at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days immediately following the Filing Date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period, subject to the proviso in the last sentence of this subsection (a);

(ii) if (A) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is declared effective on or prior to the Effectiveness Date, or (B) notwithstanding that the Company has consummated or will consummate an Exchange Offer, the Company is required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the SEC on or prior to the 180th day following the date such Shelf Registration Statement was filed, Additional Interest shall accrue on the principal amount of the Notes over and above any stated interest at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days immediately following the Effectiveness Date, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period, subject to the proviso in the last sentence of this subsection (a);

(iii) if (A) the Company has not exchanged Exchange Notes for all Notes validly tendered in accordance with the terms of the Exchange Offer on or prior to the end of the Exchange Offer Period, or (B) if applicable, a Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the expiration of the Effectiveness Period (other than during such time as all Notes registered thereunder have been disposed of or as contemplated in the proviso to the last sentence of Section 3(a)), then Additional Interest shall accrue on the principal amount of the Notes, over and above any stated interest, at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days commencing on (x) the Business Day following the end of the Exchange Offer Period, in the case of clause (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of clause (B) above, such Additional Interest rate increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period, subject to the proviso in the last sentence of this subsection (a);

provided, however, that the maximum Additional Interest rate on the Notes may not exceed at any one time in the aggregate 1.0% per annum; and provided further, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of (i) above), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of (ii) above), or (3) upon the exchange of Exchange Notes for all Notes tendered (in the case of (iii)(A) above), or upon the effectiveness of a Shelf Registration Statement, which had ceased to remain effective (in the case of (iii)(B) above), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue, although it shall still accrue to the extent at such time another provision of clauses (i) through (iii) is applicable. Additional Interest will not accrue under more than one of the foregoing clauses (i) through (iii) at any one time. Notwithstanding the foregoing, no Additional Interest shall become due in the event of any delay in filing or effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement or any delay in the consummation of the Exchange Offer or any cessation of the effectiveness of the Shelf Registration Statement that occurs by reason of a Blackout Period.

(b) The Company shall notify the Trustee within 3 Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”). Any amounts of Additional Interest due pursuant to clause (a)(i), (a)(ii) or (a)(iii) of this Section 4 will be payable in cash on the dates and in the manner provided in the Indenture, commencing with the first such quarterly date occurring after any such Additional Interest commences to accrue. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

5.	Registration Procedures

In connection with the filing of any Registration Statement pursuant to Section 2 or 3 hereof, the Company shall effect such registrations to permit the sale of such securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder, the Company shall:

(a) prepare and file with the SEC on or prior to the Filing Date, the Exchange Offer Registration Statement or if the Exchange Offer Registration Statement is not filed because of the circumstances contemplated by Section 2(h), a Shelf Registration Statement as prescribed by Section 3, and use commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, if (1) a Shelf Registration Statement is filed pursuant to Section 3 or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, or any related free writing prospectus, the Company shall, if requested, furnish to and afford the Holders of the Registrable Notes to be registered pursuant to such Shelf Registration Statement, or each Participating Broker-Dealer and to their counsel, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least 2 Business Days prior to such filing). The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto, or any free writing prospectus related thereto, in respect of which the Holders must provide information for the inclusion therein without the Holders being afforded an opportunity to review such documentation if the holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, or any such Participating Broker-Dealer, as the case may be, their counsel, , shall reasonably object in writing on a timely basis;

(b) provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture (or other indenture relating to the Registrable Notes) to be qualified under the TIA not later than the effective date of the first Registration Statement; and in connection therewith, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner;

(c) prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to them with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. The Company shall not, during the Applicable Period, voluntarily take any action that would result in Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Exchange Notes during that period, unless such action is required by applicable law, rule or regulation or permitted by this Agreement;

(d) furnish to such selling Holders and Participating Broker-Dealers who so request in writing in a timely fashion (i) such reasonable number of copies of such Registration Statement and of each amendment and supplement thereto (in each case including any documents incorporated therein by reference and all exhibits) and (ii) such reasonable number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus), each amendment and supplement thereto, and each free writing prospectus prepared by the Company or used with the Company’s prior written consent in connection therewith, and such reasonable number of copies of the final Prospectus as filed by the Company pursuant to Rule 424(b) under the Securities Act, in conformity with the requirements of the Securities Act and each amendment and supplement thereto. The Company hereby consents to the use of the Prospectus or free writing prospectus prepared by the Company or used with the Company’s prior written consent for the following purposes by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and dealers, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment thereto, and each such selling Holder and Participating Broker-Dealer agrees that it will not, and dealer involved with any such offering or sale will not, use any written materials in connection therewith except for materials referred to in this sentence and otherwise consented to in writing by the Company;

(e) if (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Company has received written notice that it will be a Participating Broker-Dealer in the Exchange Offer, notify the selling Holders of Registrable Notes, or each such Participating Broker-Dealer, as the case may be, their counsel, promptly (but in any event within 2 Business Days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment or free writing prospectus prepared by the Company, or used with the Company’s prior written consent, has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (iv) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference, any free writing prospectus prepared by the Company or used with the Company’s prior written consent, untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement and the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vi) of any reasonable determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

(f) use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any United States jurisdiction (other than any jurisdiction to which the Company is not required to register or qualify Registrable Notes or Exchange Notes for offer or sale in accordance with paragraph (h) of this Section 5), and, if any such order is issued, to use commercially reasonable efforts to obtain the withdrawal of any such order at the earliest possible date;

(g) if (A) a Shelf Registration Statement is filed pursuant to Section 3 or (B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period or the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment or free writing prospectus such information or revisions to information therein relating to such selling Holders as such Holders or their counsel reasonably request in writing to be included or made therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment or such free writing prospectus as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment or free writing prospectus; provided, however, that the Company shall not be required to take any action hereunder that would, in the written opinion of counsel to the Company, violate applicable laws;

(h) prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use commercially reasonable efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes or Exchange Notes, as the case may be, for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer reasonably requests in writing; provided that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Company agrees to cause its counsel, or permit counsel for the Required Holders, to perform blue sky investigations and file any registrations and qualifications required to be filed pursuant to this Section 5(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject;

(i) if (A) a Shelf Registration Statement is filed pursuant to Section 3 or (B) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and enable such Registrable Notes to be in such denominations (subject to applicable requirements contained in the Indenture) and registered in such names as the Holders may reasonably request in writing at least five Business Days prior to any sale of such Registrable Notes;

(j) if (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by Section 5(e)(v) or 5(e)(vi) hereof, as promptly as practicable, prepare and file with the SEC, at the expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or a free writing prospectus prepared by the Company or used with the Company’s prior written consent, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder or to the purchasers of the Exchange Notes to whom such Prospectus or free writing prospectus prepared by the Company or used with the Company’s prior written consent will be delivered by a selling Holder or a Participating Broker-Dealer, such Prospectus and free writing prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(k) [Intentionally Omitted];

(l) prior to the initial issuance of the Exchange Notes, (i) provide the Trustee with one or more certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Exchange Notes;

(m) [Intentionally Omitted];

(n) if (1) a Shelf Registration Statement is filed pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold, or each such Participating Broker-Dealer, as the case may be, in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be (collectively, the “Inspectors”), upon written request, at the offices where normally kept, during reasonable business hours, all pertinent financial and other records and pertinent corporate documents of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested in writing by any such Inspector in connection with such due diligence responsibilities. Each Inspector shall agree in writing that it will keep the Records confidential and not disclose, or use in connection with any market transactions in violation of any applicable securities laws, any of the Records unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (ii) the information in such Records is public or has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector, or (iii) disclosure of such information is, in the reasonable written opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transaction contemplated hereby or arising hereunder, including to demonstrate that such Inspector has satisfied its due diligence defense in connection therewith. Each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. Each Inspector, each selling Holder of such Registrable Notes and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and, to the extent practicable, use commercially reasonable efforts to allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(o) comply with all applicable rules and regulations of the SEC and make generally available to the security holders of the Company with regard to any applicable Registration Statement earning statements (which need not be audited) satisfying the provisions of section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any fiscal quarter (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

(p) [Intentionally Omitted];

(q) cooperate with each seller of Registrable Notes covered by any Registration Statement, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the NASD;

(r) use commercially reasonable efforts to take all other steps reasonably necessary to effect the registration of the Registrable Notes covered by a Registration Statement contemplated hereby; and

(s) take all reasonable action to ensure that any free writing prospectus prepared by the Company or used with the Company’s prior written consent in connection with any registration covered by Section 2 or 3 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its commercially reasonable efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

The Company may require each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected to furnish to the Company such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request. The Company may exclude from such registration the Registrable Notes of any seller who fails to furnish such information within a reasonable time (which time in no event shall exceed 30 days) after receiving such request and in the event of such an exclusion (which the Company will use good faith reasonable efforts to avoid), the Company shall have no further obligation under this Agreement to such seller or any subsequent holder of such Registrable Notes. Each seller of Registrable Notes or Participating Broker-Dealer as to which any registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished by such seller not materially misleading.

Each Holder and each Participating Broker-Dealer agrees by acquisition of Registrable Notes or Exchange Notes that, upon the Company providing notice to such Holder or Participating Broker-Dealer, as the case may be, (x) of the happening of any event of the kind described in Section 5(e)(ii), 5(e)(iii), 5(e)(iv), 5(e)(v), or 5(e)(vi) hereof, or (y) that the Board of Directors of the Company has resolved that the Company has a bona fide business purpose for doing so, then, upon providing such notice (which shall refer to this paragraph), the Company may delay the filing or the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement (if not

then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Exchange Offer Registration Statement, the Shelf Registration Statement or any Prospectus, or prepare or amend any free writing prospectus, in all cases for a period (a “Blackout Period”) expiring (i) in the case of the immediately preceding clause (x), on the earlier to occur of such Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus or the free writing prospectus contemplated by Section 5(j) hereof or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, or (ii) in the case of clause (y), the date on which the Board of Directors of the Company determines that such business purpose ceases to interfere with the obligations of the Company pursuant to this Agreement to file, cause to become effective or maintain the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement or amend or supplement the Exchange Offer Registration Statement, the Shelf Registration Statement or any Prospectus, or prepare or amend any free writing prospectus; provided, however, that there shall not be more than 90 days of Blackout Periods in any twelve-month period. In the case of any Blackout Period which occurs after the Demand Date and prior to the consummation of the Exchange Offer, the Exchange Offer Period shall be extended by the number of days in such Blackout Period, and in the case of any Blackout Period which occurs during any Applicable Period, the maximum length of such period (as contemplated by the proviso to the third sentence of Section 2(e) above) shall be extended by the number of days in such Blackout Period. Each Holder and each Participating Broker-Dealer agrees by acquisition of Registrable Notes or Exchange Notes that such Holder or Participating Broker-Dealer will not, during any Blackout Period, offer or sell any Registrable Notes or any Exchange Notes covered by any Registration Statement by use of any Prospectus included in the Registration Statement (including any supplement or any amendment to any such Prospectus) or by use of any free writing prospectus prepared by the Company or used with the Company’s prior written consent in connection therewith. The provisions of this paragraph shall supercede any contrary provisions of this Agreement.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company (other than any or any fees and expenses incurred by any Holders in connection with the execution and delivery of this Agreement) shall be borne by the Company, whether or not the Exchange Offer or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees, including, without limitation, (A) fees with respect to filings required to be made with the NASD and (B) fees and expenses of compliance with state securities or blue sky laws, (ii) messenger, telephone and delivery expenses incurred in connection with the performance of its obligations hereunder, (iii) fees and disbursements of counsel for the Company, (iv) fees and disbursements of all independent certified public accountants (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), (v) Securities Act liability insurance, if the Company desires such insurance, (vi) fees and expenses of all other Persons retained by the Company, (vii) internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees of the Company performing legal or accounting duties), (viii) the expense of any annual audit, (ix) the fees and expenses of any trustee and the Exchange Agent and (x) the expenses relating to printing, word processing and distributing all Registration Statements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

In the case of a Shelf Registration Statement, the Company shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of a majority in aggregate principal amount of the Registrable Notes to be included in any Registration Statement. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Exchange Notes in exchange for the Notes; provided that the Company shall not be required to pay taxes payable in respect of any transfer involved in the issuance or delivery of any Exchange Note in a name other than that of the Holder of the Note in respect of which such Exchange Note is being issued.

6.	Indemnification

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder of Registrable Notes or Exchange Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, each Person, if any, who controls each such Holder (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) and the officers, directors, employees and partners of each such Holder, Participating Broker-Dealer and controlling person (each, a “Participant”) from and against any losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees as provided in this Section 6) and reasonable expenses (including, without limitation, reasonable costs and expenses incurred in connection with investigating, preparing, pursuing or defending against any of the foregoing) (collectively, “Losses”), insofar as such Losses arise out of or are based upon any violation of the Securities Act or Exchange Act by the Company, or any untrue statement or alleged untrue statement of a material fact in any Registration Statement, Prospectus or form of prospectus, or in any amendment or supplement thereto, or in any preliminary prospectus, or any free writing prospectus prepared by the Company or used with the Company’s prior written consent in connection therewith, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that (i) such Losses must arise out of or be based upon the offering or resale of Exchange Notes by a Participating Broker-Dealer following the completion of the Exchange Offer pursuant to any offering contemplated by the Exchange Offer Registration Statement or the offering or sale of Registrable Notes by any Holder pursuant to any offering contemplated by the Shelf Registration Statement, (ii) such Losses must not result from information relating to such Holder or Participating Broker-Dealer and furnished in writing to the Company (or reviewed and approved in writing) by such Holder or Participating Broker-Dealer or their counsel expressly for use therein, and (iii) the foregoing indemnity shall not inure to the benefit of any Participant in connection with any Person asserting Losses against such Participant in respect of any untrue statement or omission or alleged untrue statement or omission contained in any offering document if the Company had made available an offering document which corrected such untrue statement or omission or alleged untrue statement or omission prior to any delivery of the confirmation of sale to such Person and a copy of such corrected offering document was not provided to or for such Person. The Company also agrees to indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders or the Participating Broker-Dealer, and each such person shall be a “Participant” for purposes of this Section 6.

(b) Indemnification by Holder. Each Holder shall indemnify and hold harmless the Company, its directors, officers and each Person, if any, who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20(a) of the Exchange Act), and the directors, officers, employees and partners of such controlling persons, from and against all Losses insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus or any free writing prospectus prepared by the Company or used with the Company’s prior written consent in connection therewith, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, that such losses arise out of or result from an untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact contained in or omitted from any information so furnished in writing by such Holder to the Company (or reviewed and approved in writing) expressly for use therein. Notwithstanding the foregoing, in no event shall the liability of any selling Holder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Notes giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the party or parties from which such indemnity is sought in writing; provided, that the failure to so notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent (but only to the extent) that the Indemnifying Parties have been prejudiced materially by such failure.

The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party, to assume, at its expense, the defense of any such proceeding, provided, that an Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnified Party; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party or any of its affiliates or controlling persons, and such Indemnified Party shall have been advised by counsel that there may be one or more defenses available to such Indemnified Party that are in addition to, or in conflict with, those defenses available to the Indemnifying Party or such affiliate or controlling person (in which case, if such Indemnified Party notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one appropriate local counsel in each required jurisdiction) at any time for such Indemnified Party).

No Indemnifying Party shall be liable for any settlement of any such proceeding effected without its written consent (which consent shall not be unreasonably withheld, delayed, or conditioned), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such proceeding, each Indemnifying Party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each Indemnified Party from and against any and all Losses by reason of such settlement or judgment. Without the prior written consent of the applicable Indemnified Party (which consent shall not be unreasonably withheld, delayed, or conditioned), the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to each Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability in respect of such proceeding for which such Indemnified Party would be entitled to indemnification hereunder (whether or not any Indemnified Party is a party thereto), which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Indemnified Party.

(d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 6 would otherwise apply by its terms (other than by reason of exceptions provided in this Section 6), then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such statement or omission. The amount paid or payable by an Indemnified Party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 6(a) or 6(b) was available to such party.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by another method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), in the case of any liability arising in connection with any offering contemplated by a Shelf Registration Statement, a selling Holder shall not be required to contribute, in the aggregate, any amount in excess of such Holder’s Maximum Contribution Amount. A selling Holder’s “Maximum Contribution Amount” shall equal the excess of (i) the aggregate gross proceeds received by such Holder pursuant to the sale of such Registrable Notes over (ii) the aggregate amount of damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.	Rule 144A

For so long as any Registrable Notes remain outstanding, the Company will make available at its expense, upon request to any Holder and any prospective purchasers thereof, the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

8.	[Intentionally Omitted]

9.	Miscellaneous

(a) No Inconsistent Agreements. The Company has not entered, as of the date hereof, and the Company shall not enter, after the date of this Agreement, into any agreement with respect to any of its securities that conflicts with the rights granted to the Holders of Notes in this Agreement. The Company has not entered and will not enter into any agreement with respect to any of its securities that will grant to any Person piggy-back rights with respect to a Registration Statement hereunder.

(b) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

(c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Company and, in circumstances that would adversely affect any Holders of Registrable Notes, the Required Holders; provided, however, that Section 6 and this Section 9(c) may not be amended, modified or supplemented without the prior written consent of the Company and each Holder; provided, further, that no such amendment or waiver may treat (on the face of such amendment or waiver and without regard to the status or individual character of such Holder or other facts and circumstances affecting Holder) any Holder in a disproportionate adverse manner as compared to the treatment of any other Holder, without the prior written consent of such Holder; provided, however, that this clause (c) shall not apply to any amendment or waiver of any provision in this Agreement on the date hereof that is not generally applicable to the Purchasers or is only for the benefit or to the detriment of a particular subset of the Purchasers.

(d) Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by the Company and Holders of at least a majority in aggregate principal amount of the Registrable Notes being so tendered or being sold by such Holders pursuant to such Registration Statement.

(e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, next-day air courier or telecopier:

(i)
if to a Holder of Notes or to any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar of the Notes.

(ii)
if to the Purchasers, as follows: Goldman Sachs & Co., GS Mezzanine Partners 2006 Onshore US, Ltd., GS Mezzanine Partners 2006 Offshore US, Ltd., GS Mezzanine Partners Institutional US, Ltd., 85 Broad Street, New York, NY 10004, fax: 212-902-3000, Attention: Eric Goldstein with a copy to: Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, NY 10004, fax: 212-859-4000, Attention: F. William Reindel, Esq.

(iii)
if to the Company, as follows: Berry Plastics Holding Corporation (f/k/a BPC Holding Corporation), 101 Oakley Street, Evansville, Indiana 47710, fax: 812-429-9534, Attention: General Counsel with a copy to: O’Melveny & Myers LLP, Times Square Tower, 7 Times Square, New York, NY 10036, fax: 212-326-2061, Attention: Gregory Ezring, Esq.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three business days after being deposited in the United States mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied. Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in the Indenture.

(f) Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. In the event that any transferee of any Holder of Registrable Notes shall acquire Registrable Notes in any manner permitted under the Purchase Agreement or the Indenture, as applicable, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a party hereto for all purposes and such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes such transferee shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

(g) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any Holder of Registrable Notes, any director, officer or partner of such Holder, or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Notes pursuant to the Purchase Agreement and the transfer and registration of Registrable Notes by such Holder and the consummation of an Exchange Offer.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, including, without limitation and without the need for an express assignment, subsequent Holders of Notes.

(i) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(j) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(k) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITS AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OTHER PARTY IN ANY OTHER JURISDICTION.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Notes Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Notes is required hereunder, Notes held by the Company or its controlled affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(n) Third Party Beneficiaries. Holders and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons.

(o) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understanding, correspondence, conversations and memoranda between the Purchasers on the one hand and the Company on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
BPC ACQUISITION CORP. By: _________________________ Name: Title:

[Exchange and Registration Rights Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GOLDMAN, SACHS & CO. By: _________________________ Name: Title:

[Exchange and Registration Rights Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

GSMP 2006 ONSHORE US, LTD. By: _________________________ Name: Title:

GSMP 2006 OFFSHORE US, LTD. By: _________________________ Name: Title:

GSMP 2006 INSTITUTIONAL US, LTD. By: _________________________ Name: Title:

[Exchange and Registration Rights Agreement]